UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K


                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)     November 14, 2003

                      Frozen Food Express Industries, Inc.
            (Exact name of registrant as specified on its charter)


Texas                                1-10006                 75-1301831
(State or other jurisdiction of   (Commission              (IRS Employer
incorporation or organization)     File Number)         Identification Number)


  1145 Empire Central Place, Dallas, Texas                   75247-4309
  (Address of principal executive offices)                   (Zip Code)


 Registrant's telephone number, including area code: 214-630-8090


Item 7. 	Exhibits
          --------


   Designation of
Exhibits in this Report                  Description of Exhibit
-----------------------                  -----------------------

       99.1                              News Release dated November 14, 2003



Item 12.	Results of Operations and Financial Condition.
            ----------------------------------------------

      A copy of the news release issued by Frozen Food Express Industries, Inc. on Friday, November 14, 2003, announcing a change in management of non-freight operations, is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                        ------------------------------------
                                        (Registrant)



November 14, 2003                      By:
                                          ----------------------------------
                                          F. Dixon McElwee, Jr.
                                          Senior Vice President
                                          Principal Financial
                                          and Accounting Officer